SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report April 19, 2001
                                         --------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


               1-3950                                   38-0549190
               ------                                   ----------
       (Commission File Number)              (IRS Employer Identification No.)


 One American Road, Dearborn, Michigan                     48126
 -------------------------------------                     -----
(Address of principal executive offices)                 (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
---------------------

     Our news release dated April 19, 2001 and supplemental financial information, each concerning first quarter 2001 financial results, filed as Exhibits 20 and 99, respectively, to this report, are incorporated by reference herein.

     To view  slides  summarizing  our first  quarter  2001  financial  results,
investors        can       visit       the       following       web       site:
http://media.ford.com/pdf/q12001_review.pdf. Also, investors can access replays of a review of our first quarter results by Henry Wallace, Ford's Group Vice President and Chief Financial Officer, that took place in the morning on April 19, 2001, by visiting one of the following web sites: www.streetfusion.com or www.streetevents.com.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

                                    EXHIBITS
                                    --------

Designation         Description                           Method of Filing
-----------         -----------                           ----------------

Exhibit 20          News Release dated
                    April 19, 2001                        Filed with this Report

Exhibit 99          Supplemental Financial
                    Information                           Filed with this Report

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                           FORD MOTOR COMPANY
                                           ---------------------------------
                                           (Registrant)


Date:  April 19, 2001                      By: /s/Peter Sherry, Jr.
                                               -----------------------------
                                               Peter Sherry, Jr.
                                               Assistant Secretary



                                  EXHIBIT INDEX
                                  -------------


Designation                Description
-----------                -----------

Exhibit 20                 News Release dated April 19, 2001

Exhibit 99                 Supplemental Financial Information